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                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




                        Date of Report: MAY 8, 1998




                              MANATRON, INC.
          (Exact Name of Registrant as Specified in Its Charter)



              MICHIGAN                0-15264              38-1983228
    (State or Other Jurisdiction    (Commission         (IRS Employer
          of Incorporation)         File Number)    Identification Number)



              2970 SOUTH 9TH STREET
               KALAMAZOO, MICHIGAN                           49009
    (Address of Principal Executive Offices)              (Zip Code)



                              (616) 375-5300
            Registrant's telephone number, including area code

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Item 5.   OTHER EVENTS

          On May 8, 1998, Manatron, Inc. announced the death of Melvin J. Trumble, president of the Company's Sabre Appraisal Division and a member of the Company's Board of Directors.



                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MANATRON, INC.
                              (Registrant)


Dated: May 8, 1998            By /S/ PAUL R. SYLVESTER
                                 Paul R. Sylvester
                                 Chief Executive Officer, President, Chief
                                 Financial Officer and Treasurer


























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                               EXHIBIT INDEX


EXHIBIT                            DOCUMENT

  99             Press Release dated May 8, 1998.